Exhibit 23.1




                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Carolina First Corporation:


We consent to the use of our report incorporated herein by reference.


                                                  s/ KPMG  LLP
                                                  -------------
                                                  KPMG LLP


Greenville, South Carolina
January 28, 2000